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                                                                    Exhibit 13.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Videotron Ltee (the "Company") on Form 20-F for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yvan Gingras, Executive Vice President, Finance and Operations and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 24, 2005
                                           /s/ Yvan Gingras
                            ----------------------------------------------------
                                               Yvan Gingras
                            Executive Vice President, Finance and Operations and
                                          Chief Financial Officer